EXHIBIT 10.4

Execution Copy

AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT

AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT, dated as of March 22, 2021 (this “Agreement”), is entered into by and among EQUITABLE HOLDINGS, INC. (f/k/a AXA Equitable Holdings, Inc.), a Delaware corporation (the “Guarantor”), the Subsidiary Account Parties party hereto and CITIBANK EUROPE PLC, as LC Issuer.

PRELIMINARY STATEMENTS:

WHEREAS, the Guarantor, the Subsidiary Account Parties party thereto and the LC Issuer entered into that certain Reimbursement Agreement, dated as of February 16, 2018 (as amended, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Reimbursement Agreement” and as further amended pursuant to this Agreement, the “Amended Reimbursement Agreement”; capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Reimbursement Agreement);

WHEREAS, the Guarantor has requested that the LC Issuer consent to certain amendments to the Reimbursement Agreement; and

WHEREAS, the Guarantor, the Subsidiary Account Parties and the LC Issuer have agreed to amend the Reimbursement Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Amendment to Reimbursement Agreement

. Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date (as defined below), the Reimbursement Agreement shall be amended as follows:

(a)Section 5.07(a) of the Reimbursement Agreement is hereby amended and restated to read in its entirety as follows:

“(a) Minimum Adjusted Consolidated Net Worth. From and after the Availability Effective Date, the Guarantor will not permit its Adjusted Consolidated Net Worth, calculated as of the end of each fiscal quarter, to be less than an amount equal to the sum of (i) $6,441,000,000 plus (ii) 50% of the aggregate amount of the Net Proceeds of Equity Issuances by the Guarantor and its Subsidiaries after December 31, 2020.”

SECTION 2.Reference to and Effect on the Credit Documents.

(a)On and after the Amendment No. 1 Effective Date, each reference in the Reimbursement Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Reimbursement Agreement, and each reference in the other Credit Documents to “the Reimbursement Agreement”, “thereunder”, “thereof” or words of like import referring to the “Reimbursement Agreement”, shall mean and be a reference to the Reimbursement Agreement, as amended by this Agreement.  For the avoidance of doubt, this Agreement shall also constitute a Credit Document under the Amended Reimbursement Agreement.

(b)The Reimbursement Agreement, as specifically amended by this Agreement, and the other Credit Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the LC Issuer under the

Reimbursement Agreement or any other Credit Document, nor shall it constitute a waiver of any provision of the Reimbursement Agreement or any Credit Document.

SECTION 3.Conditions of Effectiveness for Agreement

.  This Agreement shall become effective as of the date (the “Amendment No. 1 Effective Date”) on which the following conditions shall have been satisfied (or waived by the LC Issuer):

(a)the LC Issuer shall have received counterparts of this Agreement executed by the Guarantor and the Subsidiary Account Parties party hereto;

(b)the representations and warranties contained in the Reimbursement Agreement and in this Agreement shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(c)no Default or Event of Default shall have occurred and be continuing after giving effect to this Agreement;

(d)to the extent invoiced at least two Business Days prior to the Amendment No. 1 Effective Date, all accrued fees and reasonable and documented fees and out-of-pocket expenses payable to the LC Issuer shall have been paid in accordance with Section 5 of this Agreement and Section 8.03 of the Reimbursement Agreement; and

(e)receipt by the LC Issuer of any information reasonably requested by the LC Issuer in order to comply with “know your customer” or similar identification requirements of the LC Issuer.

By releasing its signature page hereto, the Guarantor shall be deemed to have certified to the LC Issuer that the conditions set forth in clauses (b) and (c) above have been satisfied.

SECTION 4.Representations and Warranties

.  The Guarantor hereby represents and warrants to the LC Issuer that:

(a)on and as of the date hereof (i) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Reimbursement Agreement as amended hereby and the other Credit Documents to which it is a party, and (ii) this Agreement has been duly authorized, executed and delivered by it;

(b)the representations and warranties set forth in Article IV of the Amended Reimbursement Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and

(c)this Agreement, and the Reimbursement Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity

(regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

SECTION 5.Costs and Expenses

. The Guarantor agrees that all reasonable, documented and invoiced out-of-pocket expenses incurred by the LC Issuer in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder or in connection herewith are expenses that the Guarantor is required to pay or reimburse pursuant to, and in accordance with, Section 8.03 of the Reimbursement Agreement.

SECTION 6.Execution in Counterparts

. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement.

Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 7.New York Law, Judicial Proceedings and Waiver of Jury Trial

. This Agreement is subject to the provisions of Sections 8.06, 8.07 and 8.10 of the Reimbursement Agreement relating to governing law, waiver of trial by jury and submission to jurisdiction and venue, the provisions which are by this reference incorporated herein in full mutatis mutandis.

SECTION 8.Obligor Affirmation

. Each Subsidiary Account Party party hereto hereby acknowledges and consents to this Agreement. The Guarantor and each Subsidiary Account Party party hereto hereby ratifies and confirms all of its respective obligations and liabilities under the Credit Documents (as amended by the Agreement) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect.

SECTION 9.No Novation

SECTION 10.. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Reimbursement Agreement.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Reimbursement Agreement or any instrument securing the same, which shall remain in full force and effect.  Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Obligors under any Credit Document from any of its obligations and liabilities as an Obligor under any of the Credit Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Reimbursement Agreement to be executed by their respective authorized officers as of the date first above written.

GUARANTOR:

EQUITABLE HOLDINGS, INC.,

as Guarantor

By:/s/ Yun Zhang____________

Name:Yun Zhang
Title:Senior Vice President and Treasurer

[EQH – Signature Page to Amendment No. 1 to Reimbursement Agreement]

SUBSIDIARY ACCOUNT PARTIES:

EQ AZ LIFE RE COMPANY

By:/s/ Yun Zhang____________

Name:Yun Zhang
Title:Senior Vice President,

Chief Financial Officer and Treasurer

[EQH – Signature Page to Amendment No. 1 to Reimbursement Agreement]

LC ISSUER:

Citibank Europe PLC,

as LC Issuer

By:	_/s/ Niall Tuckey______________________ Name: Niall Tuckey Title: Director

[EQH – Signature Page to Amendment No. 1 to Reimbursement Agreement]